UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2023

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2023, the United States Bankruptcy Court for the Southern District of New York entered an order (the “Symbiont Bankruptcy Order”) approving the sale of substantially all of the assets of Symbiont.io, LLC, as debtor in possession (“Symbiont”), to LM Funding America, Inc. (the “Company”) pursuant to a form of Asset Purchase Agreement attached to the Symbiont Bankruptcy Sale Order (the “Asset Purchase Agreement”) free and clear of all liens, claims and encumbrances. The Company and Symbiont signed the Asset Purchase Agreement on June 5, 2023, and the purchase and sale of the Symbiont assets pursuant to the Asset Purchase Agreement closed on June 5, 2023.

Pursuant to the Asset Purchase Agreement, the Company purchased substantially all of the assets of Symbiont (the “Purchased Assets”) for a purchase price of $2,589,416, which was paid by means of a credit bid of the full amount of the note payable owed by Symbiont to the Company. The Purchased Assets are comprised principally of intellectual property and software code relating to Symbiont’s financial services blockchain enterprise platform. The Company intends to pursue strategic relationships and explore various use cases to commercialize the Purchased Assets. The Company did not assume any liabilities of Symbiont in the transaction. The amount paid by the Company for the Purchased Assets is less than ten percent of the total assets of the Company and its subsidiaries on a consolidated basis, and accordingly the acquisition does not involve a “significant amount of assets” for purposes of Item 2.01 of Form 8-K.

The foregoing description is qualified in its entirety by reference to the terms of the Asset Purchase Agreement and the Symbiont Bankruptcy Order, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD.

On June 6, 2023, the Company issued a press release announcing the acquisition of the Purchase Assets from Symbiont. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Also on June 6, 2023, representatives of the Company began making presentations to investors, analysts, and others using the investor presentation attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others from time to time.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report, which is required to be disclosed solely by reason of Regulation FD. The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated June 5, 2023, between LM Funding America, Inc. and Symbiont.io, LLC, as Chapter 11 Debtor in Possession and Seller
2.2*	Court Order, dated June 2, 2023, relating to acquisition of Symbiont assets
99.1	Press Release, dated June 6, 2023
99.2	Investor Presentation
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and attachments to these exhibits have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

***

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. These risks and uncertainties include, without limitation, uncertainty created by the COVID-19 pandemic, the risk of not successfully commercializing or realizing value from the Symbiont assets, the risks of operating in the cryptocurrency mining business, the capacity of the Company’s bitcoin mining machines and the Company’s related ability to purchase power at reasonable prices, and the ability to finance the Company’s cryptocurrency mining operations. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	June 6, 2023	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer